File No. 2-28274
                                                  File No. 811-01604

                                  SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              Pioneer Growth Shares
                  (Name of Registrant as Specified in Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

PIONEER GROWTH SHARES


PROXY INFORMATION


[Check-mark/pencil graphic]




















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WHAT IS A PROXY?

A proxy is a person authorized to act for another. The signing of a proxy card extends the right to vote on issues raised at the fund's upcoming special meeting to shareholders who are unable to attend the meeting. The persons authorized (John Cogan, Joseph Barri, Robert Nault and David Tripple) vote the absentee shareholders' shares in accordance with the shareholders' instructions.

A Proxy Statement is mailed to the shareholder along with a Proxy Card (for shareholders to vote with). The Proxy Statement explains in detail all of the proposals to be voted on at the upcoming meeting. Proxy Statements must be sent as a prerequisite to the solicitation of proxies.

WHO WILL RECEIVE PROXIES ON PIONEER GROWTH SHARES?

The proxy will be mailed to approximately 155,000 registered and 85,000 street name shareholders of record on July 19th. Total 240,000 accounts.

The proxies were mailed on August 3, 1999.

Special meeting:   September 28, 1999
                   2:00 p.m.
                   at the offices of Hale and Dorr LLP
                   60 State Street, Boston

HOW SHOULD WE RESPOND IF SHAREHOLDERS ASK IF THEY HAVE TO RETURN THE PROXY?

We should always encourage shareholders to vote. Each share a shareholder owns counts as one vote. Each vote counts toward making the "quorum". If the quorum isn't made, the meeting has to be adjourned and votes resolicited, which causes added expense to Pioneer. If, at the meeting, there are not enough votes to approve a proposal, the Trustees can postpone the meeting to solicit those shareholders who didn't respond to get more votes. We can tell the


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shareholders that "a prompt response will save Pioneer the expense of an additional mailing."

HOW DO WE RESPOND IF SHAREHOLDERS ASK US HOW THEY SHOULD VOTE?

We say, "we cannot tell you how to vote; however, the Board of Trustees unanimously approved the proposals and recommends the proposals for approval by the shareholders."

IF A SHAREHOLDER VOTES, THEN CHANGES HIS MIND, CAN HE REVOKE HIS PROXY?

Yes, he can revoke it before tabulation either in person at the meeting or:

by submitting another proxy card;

by re-voting on the Internet or by touch-tone phone;

by voting via telephone with a representative on the line;

by submitting a notice of revocation to the Secretary of the Fund, Joseph Barri, and send it to either Pioneer or Hale and Dorr, 60 State Street, Boston, MA, 02109.

IF A SHAREHOLDER TELLS US HE DIDN'T GET THE PROXY MATERIALS, LOST THEM, DOG ATE THEM, ETC., WE SHOULD:

         verify his address (if new address, include that information on the fax) note name and account number fax a request for duplicate materials to:
         Alamo Direct
         (516) 231-7999 (fax)
         Attn: Roxanne Marano


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WHAT IF SOMEONE SENDS BACK THE PROXY, SIGNED, BUT DIDN'T MARK THEIR BALLOT?

It will be voted in favor of the proposals. Unsigned proxies will be returned.

HOW SHOULD THE PROXY BE SIGNED?

The shareholder(s) should sign as the account is registered, and indicate his capacity.

WHO VOTES THE PROXY ON A HOUSE ACCOUNT?

An authorized officer of the Broker/Dealer sends us back the votes he has obtained by soliciting the actual shareholders of the house account. For this proxy, about 85,000 of the 240,000 shareholder accounts are in street name.

WHERE ARE THE PROXIES RETURNED?

We hired a proxy tabulation service called Alamo Direct. The proxy return envelope is addressed to:

                           Pioneering Services Corporation
                           Proxy Tabulator
                           P.O. Box 9043
                           Smithtown, NY  11787


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WHO IS HANDLING SHAREHOLDER INQUIRIES ON THE PROXY?

We've hired a proxy solicitation firm called SHAREHOLDER COMMUNICATIONS CORPORATION in New York to answer questions about the proxy (their # is on the proxy statement 800-732-6583), to solicit unvoted shares for the proxy, and to take phone/fax votes from shareholders. If a shareholder chooses to vote by phone or fax during a solicitation call, he WILL receive a confirmation of his vote by mail. SCC reps will greet callers on the 800# with "Pioneer."

It could happen, though, that shareholders will call Pioneer directly and we should be ready to answer their questions as well.

Some shareholders may call us to find out "who these Shareholder Communications people are" if they receive a call from them. The phone solicitors have been instructed to say they are calling "on behalf of your current investment in Pioneer Growth Shares" but to let folks know, if asked, that SHAREHOLDER COMMUNICATIONS CORPORATION is Pioneer's agent.


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NEW FOR THIS PROXY!!!

Shareholders can also vote electronically via the Internet or touch-tone [p]hone. It saves time for the shareholder, it's easy, and saves in handling costs on the tabulation side:

Here's how:


          |-------|         NOW It's Even Easier to Cast Your Vote
|---------| [logo]|
|         |PIONEER|         You can vote by touch-tone telephone or
|         |-------|         internet any time, any day.
|
|              Using touch-tone telephone or the internet to vote is fast, safe
|              and easy. It also saves money by reducing postage and handling
|              costs.
|
| [graphic: telephone]   Just read your proxy statement and voting card. Then
|                        choose one voting method--telephone or internet--and
|                        follow these simple steps, 24 hours a day, seven days
|                        a week.
|
|                            |---------------------------------|
|                            |                                 |
|    |-----------------------|------------------------|        |
|    | VOTE BY TOUCH-TONE TELEPHONE AT 1-800-597-7836 |        |
|    |------------------------------------------------|        |
|    1. Use a touch-tone phone and dial 1-800-597-7836         |
|    2. Enter your 14-digit control number, shown on your      |
|       proxy voting card                                      |
|    3. Follow the easy recorded instructions                  |
|                                      |-----------------------|
| [graphic: personal computer]    OR   |
|                                      |
|              |-----------------------|----------------------------|
|              | VOTE BY INTERNET AT http://Pioneer.proxyvoting.com |
|              |----------------------------------------------------|
|              1. Visit our voting website http://Pioneer.proxyvoting.com
|              2. Enter your 14-digit control number, shown on your proxy
|                 voting card
|              3. Follow the easy on-screen instructions
|
|                Once you've voted by telephone or internet, DO NOT MAIL your
|                proxy voting card.
|
|                |--------------------|
|----------------| Thank you for your |                                0799-6938
                 |      prompt vote   |  (C) Pioneer Investment Management, Inc.
                 |--------------------|


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--------------------------------------------------------------------------------
                               WHAT PROPOSALS WILL
                            THE SHAREHOLDERS VOTE ON?
--------------------------------------------------------------------------------

PROPOSAL 1

ELECT NINE TRUSTEES TO THE BOARD.
The Trustees supervise the fund's activities and review contractual arrangements with companies that provide services to the fund. All of the nominees are currently Trustees. They are John F. Cogan, Jr., Mary K. Bush, Richard H. Egdahl, M.D., Margaret B.W. Graham, John W. Kendrick, Marguerite A. Piret, David D. Tripple, Stephen K. West, and John Winthrop. Mr. Cogan and Mr. Tripple are "interested persons" of the fund (Pioneer officers) and the other Trustees are "disinterested persons" (not in the employ of Pioneer.)

     REQUIRED VOTE: The vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees.

PROPOSAL 2

APPROVAL OF NEW MANAGEMENT CONTRACT BETWEEN THE FUND AND PIONEER INVESTMENT MANAGEMENT, INC., INCREASING THE RATE AT WHICH MANAGEMENT FEES ARE PAYABLE TO PIONEER AND PROVIDING FOR A PERFORMANCE FEE ADJUSTMENT

         REQUIRED VOTE: 1940 Act Majority Vote


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                             PERFORMANCE-BASED FEE:



NOW:                                 PROPOSED:


 .50%   first $250m                   .70% first $500m
 .48%   next $50m                     .65% next $500m
 .45%   excess over $300m             .625% excess over $1b

                                     performance adjustment  +/- .10%


                                     performance adjustment phased in
                                     beginning in October 1, 2000

                                     October 1, 1999 - straight base rate

                                     beginning October 2002, performance period period = prior 36 months relative index = Russell 1000
                                     RUSSELL 1000 - top 1000 large cap companies in the Russell 3000


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THINGS YOU SHOULD KNOW:

Growth Shares shareholders were proxied for a performance fee in 1998 and, although the increase had the support of the majority of shares represented at the meeting (a "plurality"), it did not obtain enough votes to be approved under the 40 Act (see glossary for difference).

Since the 1998 proposal, the proposed fee structure has been changed such that the breakpoints (asset levels) at which the base fee is reduced are lower. Hence, as the fund grows larger, the base fee declines and the overall effective rate of the fee (without any performance adjustment) would be less than .70%. E.g., the base rate, under the new contract, would be .675% assuming average daily net assets of $1b. However, even assuming a maximum downward adjustment due to performance, the proposed fee will be higher than the current fee. The fund currently has $3.4b in assets.

Growth Shares has not had a management fee increase since its inception in 1968.

The Trustees believe that the current fee is not adequate to maintain or improve the level of service and performance shareowners receive. They considered the requirements for excellence in investment management, research, technology and other necessary systems.

Extensive research was conducted using data from Lipper, Inc. and Morningstar to analyze the proposed fee in the context of other mutual funds. The proposed fee is below, or the same as, the management fee for more than half of all capital appreciation funds. The proposed fee would place the fund's total operating expenses among the lowest 40% of similar funds.


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
PROPOSALS 3(A) THROUGH (C)

ELIMINATION OR AMENDMENT OF VARIOUS INVESTMENT RESTRICTIONS

     REQUIRED VOTE: 1940 Act Majority Vote

----------- ------------------------------------------------ ----------------------------------------------------
 PROPOSAL                      CURRENT                                           AMENDMENT
----------- ------------------------------------------------ ----------------------------------------------------
----------- ------------------------------------------------ ----------------------------------------------------
3A          Fundamental investment restriction:              Change to non-fundamental restriction:

            ...language re: the fund's ability to            The Act of 1940 does not require that this
            buy securities on margin.                        restriction be fundamental.
----------- ------------------------------------------------ ----------------------------------------------------


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
----------- ------------------------------------------------ ----------------------------------------------------
3B          FUNDAMENTAL RESTRICTION                          AMENDED

            ...language re: the fund's ability to            Eliminated as a fundamental investment restriction.
            engage in "short sales."
                                                             The following would be adopted as a non-fundamental
                                                             policy:

                                                             The fund may not engage in short sales, except short
                                                             sales against-the-box.

                                                             The Act of 40 does not require this restriction to
                                                             be fundamental.

                                                             In a short sale "against the box", the fund owns or
                                                             has the right to acquire the security sold short.
----------- ------------------------------------------------ ----------------------------------------------------


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
----------- ------------------------------------------------ ----------------------------------------------------
3C          CURRENT RESTRICTION                              AMENDED RESTRICTION

            ...language re: the fund's ability to            Amend the restriction on borrowing to improve
            borrow money[.]                                  clarity of the restriction, to bring it into
                                                             uniformity with other Pioneer funds, and to raise
                                                             the fund's limit on borrowing to the amount allowed
                                                             under the 1940 Act.
----------- ------------------------------------------------ ----------------------------------------------------


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VOTING TERMINOLOGY:
QUORUM - may be defined in the fund's trust agreement or set by law, a 1940 Act quorum is 50% of the outstanding shares of the fund. It is the amount of shares Pioneer must receive regardless if the vote is "for" or "against".

REQUIRED VOTE-

"1940 ACT MAJORITY VOTE" - means the affirmative vote of the lesser of 1.) 67% or more of the shares of the fund represented at the meeting, if at least 50% of all outstanding shares of the fund are represented at the meeting, or 2.) 50% or more of the outstanding shares of the fund entitled to vote at the meeting.

     Example:  If there are 1,000 shares outstanding......

(i.) over 500 shares would have to be represented at the meeting of which 67% must be affirmative.

If you do not get 67% affirmative your second option is to get over 50% of shares outstanding to vote affirmative.

(ii.) This means that over 50% (501 shares) represented at the meeting must be affirmative.

*This is required for Proposals 2 and 3 a - c.


"THE VOTE OF THE PLURALITY OF ALL OF THE SHARES OF THE FUND VOTED AT THE MEETING IS SUFFICIENT"-

     Example: If there are 40 votes at the meeting the majority of the votes must be affirmative.

*This is required for Proposal 1.


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                                    GLOSSARY


FUNDAMENTAL INVESTMENT RESTRICTION - a restriction that can be changed ONLY by an affirmative shareholder vote.


NON-FUNDAMENTAL INVESTMENT RESTRICTION - a restriction that can be changed by the fund's Board of Trustees.


ON MARGIN  -  buying securities with borrowed money.


PURCHASE ON MARGIN - buying securities with credit available through a relationship with a broker.


SELLING SHORT - sale of a security or commodity futures contract not owned by the seller; a technique use to take advantage of an anticipated decline in the market.


SHORT SALES AGAINST THE BOX - securities that are owned by the seller, but kept in "safekeeping" (sometimes street name), referred to as "the box" by Wall Street.


TRUSTEES - those elected by the shareholders to oversee the fund's activities and contractual arrangements. The 1940 Act requires that 40% of the board be comprised of "outside" or "disinterested" persons.


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